                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of US Oncology, Inc. of our report dated February 27, 2002 relating to the financial statements, which appears in US Oncology Inc.'s Annual Report on Form 10-K. We also consent to the references to us under the headings "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Houston, Texas
April 15, 2002